UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2006

ABRAXIS BIOSCIENCE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11777 San Vicente Boulevard, Suite 550, Los Angeles, California	90049-5026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310.826.8505

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On September 8, 2006 our board of directors appointed Thomas H. Silberg as the president of Abraxis Pharmaceutical Products (APP), a division of our company. He had previously served as our executive vice president, commercial operations & operational excellence. In addition, Frank Harmon, who had previously served as our executive vice president of global operations, was appointed as the chief operating officer for the APP division, and Richard E. Maroun was appointed as our general counsel and corporate secretary. Mr. Maroun will continue to serve as our chief administrative officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

By:	/s/ Richard E. Maroun
Richard E. Maroun
Chief Administrative Officer and General Counsel
Date: September 13, 2006